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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                   May 3, 2002

                                (DATE OF REPORT)

                             AMERIGAS PARTNERS, L.P.
                             AP EAGLE FINANCE CORP.

           (EXACT NAME OF REGISTRANTS AS SPECIFIED IN THEIR CHARTERS)

         Delaware                         1-13692              23-2787918
         Delaware                       33-72986-01            23-3077318
(STATE OR OTHER JURISDICTION            (COMMISSION         (I.R.S. EMPLOYER
      OF INCORPORATION)                   FILE NO.)         IDENTIFICATION NO.)

                              460 North Gulph Road

                       King of Prussia, Pennsylvania 19406
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (610) 337-7000
              (REGISTRANTS' TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 5.     OTHER EVENTS.

Attached as Exhibit 1 is the Underwriting Agreement, dated May 3, 2002, by and among AmeriGas Partners, L.P., a Delaware limited partnership, AP Eagle Finance Corp., a Delaware corporation, AmeriGas Propane, L.P., AmeriGas Propane, Inc., AmeriGas Eagle Propane, L.P., AmeriGas Eagle Holdings, Inc., and Credit Suisse First Boston Corporation. Attached as Exhibit 4.13 is the Supplemental Indenture dated May 3, 2002 by and among Wachovia Bank, National Association, successor to First Union National Bank, as trustee, AmeriGas Partners, L.P., a Delaware limited partnership, and AP Eagle Finance Corp., a Delaware corporation, to the Indenture dated August 21, 2001 by and among First Union National Bank, as trustee, AmeriGas Partners, L.P., and AP Eagle Finance Corp.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         1 Underwriting Agreement dated May 3, 2002 by and among AmeriGas Partners, L.P., a Delaware limited partnership, AP Eagle Finance Corp., a Delaware corporation, AmeriGas Propane, L.P., AmeriGas Propane, Inc., AmeriGas Eagle Propane, L.P., AmeriGas Eagle Holdings, Inc., and Credit Suisse First Boston Corporation.

         4.13 Supplemental Indenture dated May 3, 2002 by and among Wachovia Bank, National Association, successor to First Union National Bank, as trustee, AmeriGas Partners, L.P., a Delaware limited partnership, and AP Eagle Finance Corp., a Delaware corporation, to the Indenture dated August 21, 2001 by and among First Union National Bank, as trustee, AmeriGas Partners, L.P., a Delaware limited partnership, AP Eagle Finance Corp., a Delaware corporation.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                          AMERIGAS PARTNERS, L.P.
                                          (Registrant)

                                          By:  AmeriGas Propane, Inc.,
                                                  its general partner

Date:  May 10, 2002                       By: /s/ Robert H. Knauss
                                              ----------------------------------
                                               Robert H. Knauss
                                               Vice President - Law

                                          AP EAGLE FINANCE CORP.
                                          (Registrant)

Date:  May 10, 2002                       By:  /s/ Robert H. Knauss
                                              ----------------------------------
                                               Robert H. Knauss
                                               Vice President - Law


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                                  EXHIBIT INDEX


EXHIBIT NUMBER    DESCRIPTION
--------------    -----------
1                 Underwriting Agreement dated May 3, 2002 by and among AmeriGas
                  Partners, L.P., a Delaware limited partnership, AP Eagle
                  Finance Corp., a Delaware corporation, AmeriGas Propane, L.P.,
                  AmeriGas Propane, Inc., AmeriGas Eagle Propane, L.P., AmeriGas
                  Eagle Holdings, Inc., and Credit Suisse First Boston
                  Corporation.

4.13              Supplemental Indenture dated May 3, 2002 by and among Wachovia
                  Bank, National Association, successor to First Union National
                  Bank, as trustee, AmeriGas Partners, L.P., a Delaware limited partnership, and AP Eagle Finance Corp., a Delaware corporation, to the Indenture dated August 21, 2001 by and among First Union National Bank, as trustee, AmeriGas
                  Partners, L.P., a Delaware limited partnership, AP Eagle
                  Finance Corp., a Delaware corporation.


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